NEA Valuebuilder Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated September 30, 2020
To Prospectus Dated May 1, 2020

Effective September 30, 2020, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective September 30, 2020.

Former Name	New Name
Invesco Oppenheimer Discovery Mid Cap Growth Fund	Invesco Discovery Mid Cap Growth Fund
Invesco Oppenheimer Main Street Mid Cap Fund	Invesco Main Street Mid Cap Fund

Please Retain This Supplement For Future Reference